UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 16, 2013

WageWorks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor
San Mateo, California 94403
(Address of principal executive offices, including zip code)

(650) 577-5200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2013, WageWorks, Inc. (the “Corporation”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) at the Corporation’s executive offices located at 1100 Park Place, First Floor, San Mateo, California 94403. At the Annual Meeting, the Corporation’s stockholders voted on and approved the amendment and restatement of the Corporation’s 2010 Equity Incentive Plan (the “2010 Plan”) and approved the Corporation’s Executive Bonus Plan (the “Bonus Plan”).

The terms and conditions of the 2010 Plan and Bonus Plan are described in the Corporation’s Proxy Statement dated April 16, 2013. The 2010 Plan and Bonus Plan are filed as Exhibit 10.1 and 10.2 hereto, respectively, and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Corporation’s stockholders:

1.	Elected two Class I Directors for a term expiring at the 2016 Annual Meeting of Stockholders;
2.	Approved the amendment and restatement of the 2010 Plan;
3.	Approved the Bonus Plan; and
4.	Ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

As of the close of business on February 26, 2013, the record date for the Annual Meeting, 32,198,222 common shares of the Corporation were outstanding and entitled to vote.  At the Annual Meeting, 30,796,224 or approximately 95.7% of the outstanding common shares entitled to vote were represented in person or by proxy.  The results of the voting at the Annual Meeting are as follows:

1.	The two Class I Directors were elected to each serve a term of three years:

Name	Votes For	% of Shares	Votes Withheld	Broker Non-Votes
		Voted

Richard M. Berkeley	29,913,972	97.2%	200,131	682,121

Jerome D. Gramaglia	29,388,094	95.5%	726,009	682,121

2.  The amendment and restatement of the 2010 Plan was approved:

Votes For	% of Shares Voted	Votes Against	Abstentions	Broker Non-Votes

22,057,782	73.3%	8,044,063	2,258	682,121

3.  The Bonus Plan was approved:

Votes For	% of Shares Voted	Votes Against	Abstentions	Broker Non-Votes

30,012,115	99.7%	99,208	2,780	682,121

4. The selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2013 was ratified:

Votes For	% of Shares Voted	Votes Against	Abstentions	Broker Non-Votes

30,746,964	99.8%	46,311	2,949	0

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated WageWorks, Inc. 2010 Equity Incentive Plan
10.2	Executive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

By:	s/ Richard T. Green
Name: Richard T. Green
Title: Chief Financial Officer

Date:  April 17, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated WageWorks, Inc. 2010 Equity Incentive Plan
10.2	Executive Bonus Plan